Gratuity and other post-employment benefit plans - Summary of Change in Present Value of Defined Benefit Obligation (Detail) - Defined Benefit Gratuity Plan [Member] ₨ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2022 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 INR (₨)	Mar. 31, 2020 INR (₨)
Changes in the present value of the defined benefit obligation
Opening defined benefit obligation	₨ 150	$ 2	₨ 108	₨ 75
Current service cost	44	1	31	25
Interest cost	10	0	7	6
Benefits paid	(5)	0	(6)	(10)
Liabilities assumed / (settled)	1	0	0	(1)
Remeasurements during the year due to:
- Experience adjustments	6	0	7	2
- Change in financial assumptions	1	0	0	11
- Change in demographic assumptions	(16)	(0)	0	0
Liabilities net of planned assets assumed under business combination	9	0	3	0
Assets extinguished on curtailments/settlements	(11)	0	0	0
Closing defined benefit obligation	₨ 189	$ 2	₨ 150	₨ 108